UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

Chrome Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on March 23, 2025, Chrome Holding Co., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Court”) for the Eastern District of Missouri (the “Chapter 11 Cases”).

As previously disclosed, on August 15, 2025, the Debtors filed with the Court the Joint Plan of Chrome Holding Co. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (as may be amended, modified, or supplemented from time to time, the “Plan”) and a related disclosure statement. Capitalized terms used herein but not defined shall have the meaning given to such terms in the Plan.

On October 1, 2025, the Court entered the Order (I) Approving the Adequacy of the Disclosure Statement, (II) Approving the Solicitation Procedures and Solicitation Package, (III) Scheduling a Confirmation Hearing, (IV) Establishing Procedures for Objecting to the Plan, (V) Establishing the California Claims Determination Procedures, (VI) Approving the Form, Manner, and Sufficiency of Notice of the Confirmation Hearing, (VII) Scheduling Certain Dates Related Thereto, and (VIII) Granting Related Relief (the “Disclosure Statement Order”), which, among other things, allowed the Debtors to solicit votes from Holders of Claims and Interests entitled to vote on the Plan and set November 6, 2025, at 4:00 p.m. (prevailing Central Time) as the deadline to submit votes.

On November 14, 2025, the Debtors filed the Third Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates. The Plan has been updated to reflect, among other changes, a contemplated modified settlement agreement with the U.S. Data Breach Arbitration Settlement Parties, the removal of the Equity Sale Transaction toggle structure, and certain other technical modifications.

A hearing for the Bankruptcy Court to consider confirmation of the Plan is currently scheduled for November 19, 2025 at 1:30p.m. (prevailing Central Time).

Although the Debtors intend to pursue the objectives and the terms set forth in the Plan, there can be no assurance that the Court will approve the Plan or that the Debtors will be successful in consummating the transactions set forth in the Plan or any similar transaction, on different terms or at all. The Bankruptcy Code does not permit solicitation of acceptances of a chapter 11 plan until the Court enters an order approving the disclosure statement relating to the chapter 11 plan. Accordingly, neither the Debtors’ filing of the Plan, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Plan. Any such solicitation was made pursuant to and in accordance with applicable law, including the Disclosure Statement Order.

Information contained in the Plan is subject to change, whether as a result of amendments or supplements to the Plan, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at https://restructuring.ra.kroll.com/23andMe. Such amendments and supplements may be filed with the Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

A copy of the Plan is attached as Exhibits 99.1, to this Current Report on Form 8-K. The foregoing description of the Plan is a summary only and is qualified in its entirety by reference to the full text of the Plan.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Kroll at https://restructuring.ra.kroll.com/23andMe, by calling (888) 367-7556, or by sending an email to 23andMeInfo@ra.kroll.com. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company cannot assure investors of the liquidity of an active trading market, the ability to sell shares of the Common Stock when desired, or the prices that an investor may obtain for the shares of the Common Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this document are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases (including whether the Plan will be confirmed by the Court and whether the Effective Date of the Plan occurs) and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases; trading price and volatility of the Common Stock; and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market and whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this document and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Third Amended Joint Plan of Chrome Holding Co. and its Debtor Affiliates, dated November 14, 2025

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROME HOLDING CO.

Date: November 17, 2025	By:	/s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Chief Executive Officer, and Chief Financial and Accounting Officer